EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, Chairman of the Board and Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ LOWRY F. KLINE Lowry F. Kline, Chairman of the Board and Chief Executive Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, FERNANDO AGUIRRE, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ FERNANDO AGUIRRE Fernando Aguirre, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. COPELAND, JR., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ JAMES E. COPELAND, JR. James E. Copeland, Jr., Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, CALVIN DARDEN, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ CALVIN DARDEN Calvin Darden, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, J. ALEXANDER M. DOUGLAS, JR., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ J. ALEXANDER M. DOUGLAS, JR. J. Alexander M. Douglas, Jr., Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ J. TREVOR EYTON J. Trevor Eyton, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ GARY P. FAYARD Gary P. Fayard, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, IRIAL FINAN, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ IRIAL FINAN Irial Finan, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ MARVIN J. HERB Marvin J. Herb, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ L. PHILLIP HUMANN L. Phillip Humann, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, DONNA A. JAMES, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ DONNA A. JAMES Donna A. James, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, III, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ SUMMERFIELD K. JOHNSTON, III Summerfield K. Johnston, III, Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, PAULA R. REYNOLDS, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 (and any amendments or supplements thereto) in connection with the Coca-Cola Enterprises Ltd UK Employee Share Plan and an amendment to the previously filed registration statement on Form S-8 in connection with the Coca-Cola Schweppes Employee Share Ownership Plan, and causing such registration statement and such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2006.

/S/ PAULA R. REYNOLDS Paula R. Reynolds, Director Coca-Cola Enterprises Inc.